UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __)

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☒	Soliciting Material Pursuant to § 240.14a-12

SOUTHWEST GAS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

CARL C. ICAHN

ICAHN PARTNERS LP

ICAHN PARTNERS MASTER FUND LP

ICAHN ONSHORE LP

ICAHN OFFSHORE LP

ICAHN CAPITAL LP

IPH GP LLC

ICAHN ENTERPRISES HOLDINGS L.P.

ICAHN ENTERPRISES G.P. INC.

BECKTON CORP.

NORA MEAD BROWNELL

MARCIE L. EDWARDS

ANDREW W. EVANS

H. RUSSELL FRISBY, JR.

WALTER M. HIGGINS III

RINA JOSHI

HENRY P. LINGINFELTER

JESSE A. LYNN

RUBY SHARMA

ANDREW J. TENO

DAVID ADAME

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On December 15, 2021, Carl C. Icahn and affiliated entities released presentations regarding Southwest Gas Holdings, Inc., copies of which are filed herewith as Exhibit 1 and Exhibit 2.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS, INC. FOR USE AT ITS 2022 ANNUAL MEETING OF STOCKHOLDERS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

PARTICIPANTS

The participants in the solicitation of proxies (the “Participants”) from stockholders of Southwest Gas Holdings, Inc. (the “Company”) include the following: Icahn Partners LP (“Icahn Partners”), Icahn Onshore LP (“Icahn Onshore”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Offshore LP (“Icahn Offshore”), Icahn Capital LP (“Icahn Capital”), IPH GP LLC (“IPH”), Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings”), Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP”), Beckton Corp. (“Beckton”), Carl C. Icahn, a citizen of the United States of America, and each of the following individuals: Ms. Nora Mead Brownell, Ms. Marcie L. Edwards, Mr. Andrew W. Evans, Mr. H. Russell Frisby, Jr., Mr. Walter M. Higgins III, Ms. Rina Joshi, Mr. Henry P. Linginfelter, Mr. Jesse A. Lynn, Ms. Ruby Sharma, Mr. Andrew J. Teno, and Mr. David Adame, each of whom is a citizen of the United States of America. Ms. Nora Mead Brownell, Ms. Marcie L. Edwards, Mr. Andrew W. Evans, Mr. H. Russell Frisby, Jr., Mr. Walter M. Higgins III, Ms. Rina Joshi, Mr. Henry P. Linginfelter, Mr. Jesse A. Lynn, Ms. Ruby Sharma, and Mr. Andrew J. Teno are collectively referred to as the “Icahn Nominees”.

The principal business address of Mr. Icahn, Icahn Partners, Icahn Onshore, Icahn Master, Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton, Mr. Lynn and Mr. Teno is c/o Icahn Enterprises L.P., 16690 Collins Ave., PH-1, Sunny Isles Beach, FL 33160. The principal business address of each of the Icahn Nominees (other than Messrs. Lynn and Teno) is set forth below.

Icahn Onshore is the general partner of Icahn Partners. Icahn Offshore is the general partner of Icahn Master. Icahn Capital is the general partner of each of Icahn Onshore and Icahn Offshore. Icahn Enterprises Holdings is the sole member of IPH, which is the general partner of Icahn Capital. Beckton is the sole stockholder of Icahn Enterprises GP, which is the general partner of Icahn Enterprises Holdings. Carl C. Icahn is the sole stockholder of Beckton. As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of Icahn Partners, Icahn Onshore, Icahn Master, Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, and Beckton (such entities are referred to collectively with Mr. Icahn as the “Beneficial Owners”). In addition, Mr. Icahn is the indirect holder of approximately 90.2% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises L.P. (“Icahn Enterprises”). Icahn Enterprises GP is the general partner of Icahn Enterprises, which is the sole limited partner of Icahn Enterprises Holdings.

Each of Icahn Partners and Icahn Master is primarily engaged in the business of investing in securities. Icahn Onshore is primarily engaged in the business of serving as the general partner of Icahn Partners. Icahn Offshore is primarily engaged in the business of serving as the general partner of Icahn Master. Icahn Capital is primarily engaged in the business of serving as the general partner of each of Icahn Onshore and Icahn Offshore. IPH is primarily engaged in the business of serving as the general partner of Icahn Capital. Icahn Enterprises Holdings is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn Enterprises GP is primarily engaged in the business of serving as the general partner of each of Icahn Enterprises and Icahn Enterprises Holdings. Beckton is primarily engaged in the business of holding the capital stock of Icahn Enterprises GP.

The Beneficial Owners beneficially own, in the aggregate, 2,898,676 shares of common stock, $1.00 par value per share, of the Company (the “Shares”), representing approximately 4.8% of the outstanding Shares (based upon 60,385,084 Shares outstanding stated to be outstanding at October 29, 2021 by the Company in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2021).

Icahn Partners and Icahn Master have entered into cash-settled equity swaps with broker-dealers and other financial institutions and counterparties with respect to 1,075,174 Shares and 764,826 Shares, respectively, with reference prices and maturity dates that vary depending upon the terms of each such cash-settled swap. After giving effect to such transactions, Icahn Partners and Icahn Master may be deemed to have either increased or decreased economic exposure to the securities of the Company. Icahn Partners and Icahn Master do not have voting power or dispositive power with respect to the Shares referenced in such cash settled swaps and disclaim beneficial ownership of the Shares to which such swaps relate.

Icahn Partners has sole voting power and sole dispositive power with regard to 1,694,184 Shares. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master has sole voting power and sole dispositive power with regard to 1,204,492 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares.

Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners, may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Exchange Act) the Shares which Icahn Partners directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master, may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Exchange Act) the Shares which Icahn Master directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes.

In addition, the Participants may also include Brett Icahn, Andrew Teno and Jesse Lynn, each of whom is employed, and therefore compensated, by Icahn Enterprises or its affiliates. These individuals do not beneficially own any Shares. From time to time, these individuals have served on boards of directors of entities in which Icahn Enterprises or its affiliates have an interest. In such situations where Icahn Enterprises does not control such entities, these individuals receive customary director compensation from such entities (which may include cash fees, equity awards, reimbursement of travel expenses, indemnification and the like). Pursuant to the limited partnership agreement of Icahn Enterprises (filed as Exhibit 3.1 to Icahn Enterprises’ Form 10-Q for the quarterly period ended June 30, 2016, filed with the Securities and Exchange Commission on August 4, 2016), these individuals are entitled to indemnification for certain losses and expenses incurred in connection with proxy contests and service as directors on boards of directors of companies in which Icahn Enterprises or its affiliates have an interest (including the proxy contest relating to the 2022 Annual Meeting of the Company’s stockholders and any service as a director on the Company’s board of directors). Each of Messrs. Icahn, Teno and Lynn are party to employment agreements with Icahn Enterprises or its affiliates. Pursuant to the employment agreements with Messrs. Icahn and Teno, under certain circumstances, they will be eligible to receive certain profit sharing payments relating to net investment gains over a specified hurdle for certain investments held by affiliates of Icahn Capital (which such investments include the Shares). These individuals will not otherwise receive any special compensation in connection with the solicitation of proxies from stockholders of the Company.

Icahn Partners and the Beneficial Owners have indicated that if the Icahn Slate is elected, then the Icahn Slate plans to seek to add a director from Arizona to the Company’s Board of Directors. Icahn Partners and the Beneficial Owners believe that Mr. David Adame is a strong candidate for this position. As Mr. Adame is not an Icahn Nominee and does not own any Shares, Icahn Partners and the Beneficial Owners do not believe Mr. Adame qualifies as a Participant. Notwithstanding the foregoing, Mr. Adame has been included herein solely to the extent that he may be deemed to be a Participant. Mr. Adame currently serves, and has since 2015, as the President and CEO of Chicanos Por La Causa, one of the nation’s largest community development corporations. Mr. Adame’s principal business address is 1112 E. Buckeye Road, Phoenix, Arizona 85034. Mr. Adame will not receive any special compensation in connection with the solicitation of proxies from stockholders of the Company. Mr. Adame does not have any relationship with the Company or any of its affiliates. In addition, Mr. Adame does not have any agreements, understandings or relationships with Icahn Partners or any of the Beneficial Owners. Mr. Adame does not own, and has not owned during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

Other than a customary agreement entered into in connection with their nomination by Icahn Partners, none of the Icahn Nominees (other than Messrs. Lynn and Teno) have any agreements, understandings or relationships with Icahn Partners or any of the Beneficial Owners. In addition, none of the Icahn Nominees have any relationship with the Company or any of its affiliates. The biographical information for each of the Icahn Nominees is set forth below:

Nora Mead Brownell

Nora Mead Brownell is an accomplished executive and entrepreneur. Since 2009, Ms. Brownell has served as co-founder and principal of Espy Energy Solutions LLC, an energy consulting group that provides strategic planning, marketing, business planning, and other consulting services to energy utilities, equipment manufacturers, service providers and financial institutions evaluating energy investments. Ms. Brownell is a former Commissioner of the Federal Energy Regulatory Commission where she served a term from May 2001 to June 2006, and a former member of the Pennsylvania Public Utility Commission where she served from 1997 to 2001. She also served as President of the National Association of Regulatory Utility Commissioners

(NARUC) from 2000 to 2001. Since October 2020, Ms. Brownell has been a director of Sunnova Energy International Inc. (NYSE: NOVA), a residential solar and energy storage service provider, where she serves on the Compensation Committee, and since December 2020, Ms. Brownell has been a director and member of the Audit Committee of Hennessey Capital Investment Corp. V., a special purpose acquisition vehicle. Ms. Brownell’s prior public company board service includes: PG&E Corporation (NYSE: PCG), a public utility holding company, from April 2019 to June 2020, where she served as Chair of the board of directors; National Grid PLC (NYSE: NGG), one of the world’s largest investor-owned energy utilities, from June 2012 until April 2019, where she served on the Remunerations, Nominations, Safety and Environment and Health committees; Spectra Energy Partners, LP (formerly NYSE: SEP) from May 2007 to November 2018, where she served on the Audit and Conflicts committees; and Oncor Electric Delivery Co. LLC, a regulated electricity transmission and distribution company, from October 2007 to February 2014, where she served on the Audit Committee. Ms. Brownell has served on the Advisory Board of Fidelis Infrastructure, LP since January 2020 and the Morgan Stanley Infrastructure Advisory Board since June 2014. Ms. Brownell attended Syracuse University. Ms. Brownell’s principal business address is 105 Pommander Walk Street, Alexandria, VA 22314. Ms. Brownell does not own, and has not owned during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

Marcie L. Edwards

Marcie L. Edwards has served as the President of MLE Consulting, Inc., a management consulting firm specializing in providing strategic and operational solutions for companies in the energy and water space, since May 2017. She has served as a director of CIM Commercial Trust Corporation (NASDAQ: CMCT), a real estate investment trust that principally owns and operates Class A and creative office properties, since her appointment on February 11, 2021. Ms. Edwards previously served as the General Manager of the Los Angeles Department of Water and Power (LADWP) from March 2014 to March 2017. In that capacity, she managed a city agency with an annual budget of more than $6 billion and approximately 10,000 employees. As part of her role at LADWP, she served as a member of the Board of the Water and Power Employees’ Retirement Plan, overseeing more than $12 billion in investments. Prior to her tenure at LADWP, Ms. Edwards was the City Manager of the City of Anaheim from 2013 to 2014, overseeing an annual budget of more than $1 billion with approximately 3,000 employees, including a fire department, a police department, and a public utility company. From 2000 to 2012, Ms. Edwards was the Utility General Manager of Anaheim Public Utilities and, prior to 2000, Ms. Edwards spent almost 25 years with LADWP in a variety of positions. From 2019 to 2021, she was Chair to the California Wildfire Safety Advisory Board, as a gubernational appointee. Since 2019, Ms. Edwards has been a board member of S&C Electric Company in Chicago (and a member of the Audit Committee since 2021). In 2019, Ms. Edwards was invited to serve on the Southern California Gas Company’s Advisory Safety Council. Further, since December 2018, Ms. Edwards has served on the Board of the Boys & Girls Club of Santa Clarita Valley, as their secretary. Ms. Edwards has a Master’s in Public Administration from the University of LaVerne. Ms. Edwards’ principal business address is 27975 Langley Place, Castaic, CA 91384. Ms. Edwards does not own, and has not owned during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

Andrew W. Evans

Andrew W. Evans has worked in the energy and utility industry for 28 years across a broad spectrum of capital intensive businesses. He is the retired Chief Financial Officer of Southern Company (NYSE: SO), an electric and natural gas public utility holding company, where he served as Chief Financial Officer from June 2018 to September 2021 and had responsibility for all investor interaction, public reporting, information technology and cyber security, business development, risk and capital deployment. Prior its acquisition by Southern Company, he served as the Chairman, President and Chief Executive Officer of AGL Resources, Inc. (AGL), the largest publicly traded gas distribution company in the United States, from April 2017 until June 2018. In this role he was keenly focused on employee and public safety, customer satisfaction, modernization, and growth. He also served as Chief Operating Officer of AGL from April 2016 until April 2018 and, during his 15 years at the company, also held the positions of Treasurer and Chief Financial Officer. Prior to AGL, Mr. Evans spent 9 years with Mirant Corp, a global energy provider and commodity trading company. Mr. Evans began his career at the Federal Reserve Bank of Boston and has a Bachelor of Arts in Economics from Emory University, where he currently serves as a trustee. Mr. Evans is actively engaged in his community and has served as Chair for a number of philanthropic organizations, including the Grady Hospital Foundation and Zoo Atlanta. Mr. Evans’ principal business address is 30 Ivan Allen Blvd., Atlanta, GA 30307. Mr. Evans currently qualifies as an “audit committee financial expert” under the rules of the SEC. Mr. Evans does not own, and has not owned during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

H. Russell Frisby, Jr.

H. Russell Frisby, Jr. is an experienced executive and board member, and a nationally known expert on legal, regulatory and public affairs matters in the fields of energy, telecommunications, and technology. Mr. Frisby has served as a Partner at the Stinson LLP law firm since September 2009 where he leads the Telecommunications Group and is co-leader of the firm’s State

Utilities Practice Group. Following his retirement from Stinson LLP in December 2021, Mr. Frisby will serve as President of The HRF Group, a strategic and regulatory consulting firm. Mr. Frisby previously served on the Board of Pepco Holdings, Inc. (formerly NYSE: POM), an S&P 500 energy utility, from September 2012 until March 2016 (when it was acquired by Exelon Corporation), where he was a member of the Finance and Compensation/Human Resources Committees. Prior to its acquisition by Windstream, Mr. Frisby served on the Board of PAETEC Holdings, a national Fortune 1000 competitive telecommunications company (CLEC), from February 2007 until November 2011, where he was a member of the Compensation Committee. Mr. Frisby served as Senior Energy Advisor to the National Urban League where he counseled it on national energy policy, edited several policy white papers, and made numerous presentations on its behalf. He is on the Advisory Board of Intelis Capital. Mr. Frisby served as President/CEO of the Competitive Telecommunications Association (now INCOMPAS) from 1998 to 2005. In this position, he was a primary advocate for the CLEC industry, and was responsible for developing and implementing national regulatory and public affairs strategies. Prior to that, Mr. Frisby served as Chairman of the Maryland Public Service Commission (MPSC). During this period, he also served as Vice Chair of the Telecommunications Committee of the National Association of Regulatory Utility Commissioners and functioned as a spokesperson for NARUC. Mr. Frisby has frequently written and lectured on energy and telecommunications issues and has been repeatedly named as one of Washington’s Super Lawyers. He is past Chair of the ABA’s Standing Committee on Governmental Affairs. Mr. Frisby is a Senior Fellow of the Administrative Conference of the United States and previously served as Chair of its Committee on Regulation. He received the Energy Bar Association’s 2019 State Regulatory Practitioner Award for his innovation and superior advocacy. He was recognized as the “2022 Lawyer of the Year in Administrative and Regulatory Law in Washington, DC” by Best Lawyers. Mr. Frisby is a graduate of Yale Law School and Swarthmore College. Mr. Frisby’s principal business address is c/o The HRF Group LLC, 5305 Village Center Drive, #386, Columbia, MD 21044. Mr. Frisby does not own, and has not owned during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

Walter M. Higgins III

Walter M. Higgins III served as Chairman of the Board of South Jersey Industries, Inc. (NYSE: SJI), an energy holding company headquartered in New Jersey and serving retail utility and wholesale natural gas transmission, marketing, and storage services including solar development in the mid-Atlantic states, from April 2015 until his retirement in April 2020. Until his appointment as Chairman, he had served as a director of South Jersey Industries, Inc. since April 2008. Previously, he served as the President and Chief Executive Officer and a director of Ascendant Group Ltd. (now called Liberty Group Limited), a diversified energy and infrastructure holding company in Bermuda, from June 2012 until October 2016, and as Chief Executive Officer of the Puerto Rico Electric Power Authority (PREPA), an electric utility company providing electric service to all of Puerto Rico, from March 2018 through July 2018. In August 2000, he was elected Chairman of the Board, President and Chief Executive Officer of Sierra Pacific Resources (now called NV Energy), the electric and gas utility holding company for most of Nevada, retiring as Chief Executive Officer in July 2007 and as Chairman in July 2008. He also previously served as the Chairman, President and Chief Executive Officer of AGL Resources, Inc., the holding company of Atlanta Gas and Light (AGL), one of the nation’s largest natural gas distribution companies and the first deregulated natural gas utility in the United States, as President and Chief Operating Officer of Louisville Gas and Electric Company and as a senior executive with Portland General Electric Company, in Portland, Oregon, with various responsibilities, the last being as senior vice president over generation, transmission, and power marketing.

In addition to serving on the board of directors of South Jersey Industries, Inc. (NYSE: SJI) from April 2008 until April 2020, Mr. Higgins served on the board of directors of Aegis Insurance, an insurance company, from September 1995 to September 2020, and Just Energy, Inc. (TSX: JE; NYSE: JE), a provider of competitive retail energy in the U.S., Canada, and several other countries, from September 2019 until September 2020. Mr. Higgins graduated with distinction with a nuclear science degree from the U.S. Naval Academy, Annapolis, Maryland, in 1966, and completed postgraduate nuclear engineering and submarine training with the U.S. Navy. He served as a commissioned naval officer in nuclear submarines. He is a graduate of the Stanford University Graduate School of Business Executive Program and the University of Idaho Public Utility Executive Course. Mr. Higgins’ principal business address is 5610 Mont Blanc Ct., Reno, NV 89511. Mr. Higgins currently qualifies as an “audit committee financial expert” under the rules of the SEC. Mr. Higgins does not own, and has not owned, during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

Rina Joshi

Rina Joshi is a seasoned investment professional with over 18 years of experience investing in stressed and distressed companies and special situations. She has managed investments across a broad range of industries and geographies with a focus on restructurings and process driven situations. Ms. Joshi has a track record of producing superior results across market cycles through capital markets transactions, operational restructurings and evaluation of M&A opportunities.

Ms. Joshi is the founder of the Nest Collective, an empowerment program and community for young girls in elementary school. She managed the marketing, recruitment, enrollment and organizational start-up process to launch Nest Collective in the Fall of 2021. Prior to that, Ms. Joshi served as a Managing Director of Apollo Global Management, a global alternative investment management firm, from June 2020 to June 2021. In this role, Ms. Joshi focused on the identification and evaluation of credit and special situations opportunities and structured terms for various primary issue financings. Ms. Joshi served as a Managing Director of PointState Capital from March 2016 to February 2020, where she managed investments across various industries, including utilities, telecom, shipping, and energy, and participated in several ad hoc committees related to in-court and out-of-court restructurings. From July 2003 to March 2016, Ms. Joshi served in various capacities at Citigroup Global Markets, including as a high yield corporate bond strategist, head of Energy Exploration & Production credit research, and as a distressed debt desk investment analyst. Ms. Joshi holds the Chartered Financial Analyst designation and graduated from the Huntsman Program in International Studies and Business at the University of Pennsylvania. She received a Bachelor of Science in Economics from The Wharton School and a Bachelor of Arts in International Studies from the College of Arts & Sciences. Ms. Joshi’s principal business address is 105 5th Avenue, Apt. 5AB, New York, NY 10003. Ms. Joshi does not own, and has not owned during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

Henry P. Linginfelter

Henry P. Linginfelter has more than 35 years of natural gas utility experience. He retired as Executive Vice President of Southern Company Gas in 2019. As EVP, he was responsible for all day-to-day operations of the largest gas utility in the United States, serving approximately 4.5 million customers through seven gas companies across seven states. Responsibilities included safety, construction, customer service, engineering, reliability, marketing, environmental, gas supply and control, budgeting and planning, external affairs, and financial performance, among other duties. He also served for many years on the board of the company’s captive insurance business which assesses and mitigates risk and liability issues across the corporation.

In addition to his broad executive and operating experience, Mr. Linginfelter has extensive experience in regulatory and legislative affairs, with a track record of achieving constructive and trustworthy engagement and positive outcomes with regulators and elected officials across several jurisdictions.

Mr. Linginfelter is former Chairman of the Southern Gas Association and served on the American Gas Association Leadership Council for several years. He serves on numerous not-for-profit boards and was Chairman of the Georgia Chamber of Commerce in 2016. He holds a Bachelor’s Degree in Industrial Management from Georgia Tech University and an MBA from the J. Mack Robinson College of Business at Georgia State University. Mr. Linginfelter is a Fellow of CEO Perspectives leadership program – University of Chicago’s Booth School and Northwestern University’s Kellogg School. Mr. Linginfelter’s principal business address is 1724 Dixon Lane, St. Simons Island, GA 31522. Mr. Linginfelter does not own, and has not owned during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

Jesse A. Lynn

Jesse A. Lynn has been General Counsel of Icahn Enterprises L.P. (NASDAQ: IEP), a diversified holding company engaged in a variety of businesses, including investment, energy, automotive, food packaging, metals, real estate, home fashion and pharma, since 2014. Mr. Lynn has also served as Chief Operating Officer of Icahn Capital LP, the entity through which Carl C. Icahn manages investment funds, since April 2021. From 2004 to 2014, Mr. Lynn was Assistant General Counsel of Icahn Enterprises. Prior to joining Icahn Enterprises, Mr. Lynn worked as an associate in the New York office of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. in its business and finance department from 2000 until 2004. From 1996 to 2000, Mr. Lynn was an associate in the corporate group at Gordon Altman Butowsky Weitzen Shalov & Wein. Mr. Lynn has been a director of: Xerox Holdings Corporation (NASDAQ: XRX), a provider of print and digital document products and services, since November 2021; FirstEnergy Corp. (NYSE: FE), an electric utility, since March 2021; and Conduent Incorporated (NASDAQ: CNDT), a provider of business process outsourcing services, since April 2019. Mr. Lynn was previously a director of: Cloudera, Inc. (NASDAQ: CLDR), a provider of enterprise data cloud services, from August 2019 through its sale to CD&R and KKR in October 2021; Herbalife Nutrition Ltd. (NYSE: HLF), a nutrition company, from April 2014 to January 2021; and The Manitowoc Company, Inc. (NYSE: MTW), a capital goods manufacturer, from April 2015 to February 2018. Carl C. Icahn has or previously had non-controlling interests in each of Xerox, FirstEnergy, Conduent, Cloudera, Herbalife and Manitowoc through the ownership of securities. Mr. Lynn received a B.A. from the University of Michigan in 1992 and a J.D. from the Boston University School of Law in 1996. Mr. Lynn does not own, and has not owned, during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

Ruby Sharma

Ruby Sharma is a multi-cultural, global business advisor with comprehensive expertise & skills in Strategy, Operational Risk Transformation, M&A, Governance, Audit & Accounting. She has lived in North America, the United Kingdom, Germany, Asia and is fluent in English, German and Hindi. For more than 25 years as a cross-sector financial & audit committee expert, she has worked with Fortune 500 multi-national corporations, C-Suite and Board leadership to innovate and change, drive revenue growth, strengthen regulator and investor relationships, incorporating diversity, equity & inclusion (DEI). Ms. Sharma has served as Managing Partner of RNB Strategic Advisors, a strategic advisory firm, since September 2018. As of December 13, 2021, Ms. Sharma serves as a member of the board of directors of ShotSpotter, Inc. (NASDAQ: SSTI). Ms. Sharma served as a Partner at Ernst & Young LLP (EY), a multinational professional services network, from 2002 until her retirement in December 2017, where she founded and led the Center for Board Matters and developed and built EY’s Global Strategy and Execution infrastructure for Governance Services to Boards and C-suite. She also served as a Partner in Fraud Investigations and Dispute Services at EY from 2004 to 2010. Prior to her time at EY, Ms. Sharma served as Senior Manager of Forensic and Litigation Services at Arthur Andersen LLP, a holding company that provided auditing, tax and consulting services to large corporations, from 1999 to 2002. Ms. Sharma has led internal investigations, working with the U.S. Securities & Exchange Commission (SEC) and other regulatory organizations on complex issues involving white-collar crime, Foreign Corrupt Practices Act (FCPA), risk and damage assessments, and accounting and financial issues. Ms. Sharma is a frequent keynote speaker and panelist on corporate governance topics, contributor to international news media & has authored several audit committee handbooks and guides, white papers on governance, value protection and diversity and inclusion topics. In addition to serving as the Chair of the Audit Committee at Penn Medicine Princeton Health (April 2010 to October 2020), Ms. Sharma is advisory council member for reacHIRE, Princeton Frugal Innovation Accelerator and has served as Board of Trustees, National Ascend Organization; Member, Asia Society Business Council. She was honored as one of Outstanding 50 Asian Americans in Business in the Americas in 2011 by the Asian American Business Development Center.

Ms. Sharma is a Fellow Chartered Accountant (Institute of Chartered Accountants in England & Wales) and holds a Bachelor of Arts. in Economics from Delhi University, India. Ms. Sharma has also attended the Executive Education program for EY Partners at Northwestern University, Kellogg School of Management. Ms. Sharma’s principal business address is 24 Arnold Drive, Princeton Jct., NJ 08550. Ms. Sharma currently qualifies as an “audit committee financial expert” under the rules of the SEC. Ms. Sharma does not, and has not during the past two years, directly or indirectly own or owned, beneficially or of record, any class of securities of the Company, including the Shares.

Andrew J. Teno

Andrew J. Teno has been a portfolio manager at Icahn Capital, the entity through which Carl C. Icahn manages investment funds, since October 2020. Mr. Teno previously worked at Fir Tree Partners, a New York based private investment firm that invests worldwide in public and private companies, real estate and sovereign debt, from 2011 to April 2020. Prior to that, he worked at Crestview Partners from 2009 to 2011 as an associate in their private equity busines, and at Gleacher Partners, a boutique mergers and acquisitions firm, from 2007 to 2009. Mr. Teno has been a director of: FirstEnergy Corp. (NYSE: FE), an electric utility, since March 2021; Herc Holdings Inc. (NYSE: HRI), an equipment rental company, since February 2021; and Cheniere Energy, Inc. (NYSE: LNG), a liquefied natural gas company, since February 2021. Carl C. Icahn has or previously had non-controlling interests in each of FirstEnergy, Herc and Cheniere through the ownership of securities. Mr. Teno previously served as a director of Eco-Stim Energy Solutions from March 2017 to December 2018. Mr. Teno received an undergraduate business degree from the Wharton School at the University of Pennsylvania in 2007. Mr. Teno currently qualifies as an “audit committee financial expert” under the rules of the SEC. Mr. Teno does not own, and has not owned, during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

Exhibit 1

Management Plan: Long-Term Share Price Underperformance SINCE HESTER BECAME CEO, SWX’S SHARE PRICE MATERIALLY UNDERPERFORMED PEERS. Regulated Gas LDC Peers Note: As of 12/13/21.

Management Plan: Long-Term Share Price Underperformance EVEN MORE SHOCKING WHEN CONSIDERING PERFORMANCE OF UTILITY SERVICES PEERS! Utility Services Peers Note: As of 12/13/21.

Management Plan: M&A Diversification WE BELIEVE THE BOARD AND MANAGEMENT ARE INTENTIONALLY RUNNING A COUNTER-TREND M&A DIVERSIFICATION STRATEGY TO DISTRACT FROM OPERATIONAL UNDERPERFORMANCE. Industry Trend is to Simplify by Selling Non-Core Assets. SWX is Pursing a Conglomerate Structure of Unrelated Assets. Buyers Sellers

Management Plan: Questar Pipelines Deal

OVER-PRICED, UNDER-THOUGHT, NO SYNERGIES, DILUTIVE TO GROWTH (AND SOMEHOW MAYBE EVEN TO EPS). THE QUESTAR DEAL IS SIMPLY A DISASTER.

- **Why pay $300M more than Warren Buffet?** He had so many synergies that his deal was blocked. SWX is going to have to increase costs.
- **Where is the shareholder vote?** The 100% temporary debt-financing effectively forces >25% dilution on shareholders for maybe a few pennies of EPS with **NO VOTE.**
- **Why dilute the long-term business growth?** Adding a long-haul natural gas pipeline fed by declining natural gas production in Pinedale and Piceance basins dilutes the growth of the regulated utility and services division. If volumes in the basin decline, eventually the pipeline's earnings will drop.
- **Why issue stock at 1x rate base to buy an asset at 2x rate base?** This defies modern finance. Especially since Questar Pipeline's profits don't grow[(1)].
- **Why leak a deal if you don't listen to shareholders?** SWX stock fell ~8% the next morning and they just did it anyway.



CO + WY Natural Gas Production (bcfpd)
14% decline
10.5
10.0
9.5
9.0
8.5
8.0
7.5
Jan-19
Mar-19
May-19
Jul-19
Sep-19
Nov-19
Jan-20
Mar-20
May-20
Jul-20
Sep-20
Nov-20
Jan-21
Mar-21
May-21
Jul-21

(1) As per SWX presentation dated 10/5/21 EBITDA of $185M/$186M/$182M/$182M in 2018-2021E.

5

Management Plan: Acquisitions Without Accretion MANAGEMENT’S RECENT 5-8% EPS GROWTH GUIDANCE IS WITHIN INDUSTY NORMS. WHAT HAPPENED TO THE ACCRETION FROM THE LAST TWO LARGE DEALS? In a little over 3 months, SWX purchased two companies totaling $2.8 billion in value vs. a current market cap of ~$4 billion. The acquisitions seem to have added no EPS growth incremental to industry norms 06/29/21: Riggs Distler. $855M deal value “Expected to be Accretive to Southwest Gas Holdings’ Earnings in the First Full Year of Ownership” 10/05/21: Questar Pipeline. $1,975M deal value “Transaction Expected to be Accretive to Earnings Per Share in 2022” Ticker

Management Plan: Credit Rating Downgrades DEBT-HEAVY ACQUISITIONS IN NON-REGULATED INDUSTRIES HAVE LED TO CREDIT RATING DOWNGRADES. Note: Emphasis added.

Management Plan: Perpetual “Optionality” Without Accountability MANAGEMENT HAS BEEN TALKING ABOUT “OPTIONALITY” AT CENTURI SINCE 2014. WE BELIEVE THEY WILL CONTINUE TALKING AND NOTHING MORE. 2Q14 Earnings Call: Analyst: “are you being approached by any private equity or any other type of bankers regarding doing something creative with that business” Prior CEO: “And we think that will increase the optionality for the Board as time goes forward” 1Q17 Earnings Call: Analyst: “Okay. Then from a bigger picture perspective, is there anymore – any update on the thinking to perhaps separating Centuri from Southwest in any way? CEO: “And as we see that business continue to grow, we’ll continue to evaluate the prospects for doing other things with it in the future” 2018 Analyst Day: CEO: “As the business continues to grow, we believe that, that does tend to incrementally increase what we would call its optionality is the possibility of having a publicly traded equity like you say – like you suggest, a possibility some time down the road. I would say, certainly, that is a possibility” Riggs Distler M&A Call (June 2021): CEO: “In summary, the acquisition provides greater scale, long-term growth and strategic optionality” CEO: “So while it does increase the optionality for Centuri looking down the line, we think it’s a good partner and we plan on keeping it and continuing to grow”

Opportunity: Improve Return on Equity (“ROE”) SWX adjusted for excess COLI income. Unadjusted ROE of 7.5% as per SWX. AZ & NV 2020 Utility ROEs(1) SWX HAS THE LOWEST ROE OF UTILITIES IN ARIZONA AND NEVADA. THERE IS NO JUSTIFICATION EXCEPT FOR MANAGEMENT.

G&A HAS GROWN 42% SINCE HESTER BECAME CEO. THIS SEEMS HIGH! SOME IS LIKELY LEGITIMATE BUT... Opportunity: Reduce General and Administrative Costs Utility G&A Hester’s Added Cost

Source: State of Nevada Public Utilities Commission filings (2018-2020). “Staff believes SWG needs to change its culture to be a better steward of ratepayer money, which begins by holding SWG’s Senior Executives accountable for the including of such invoices, costs and expenditures without thorough and proper vetting.” “Nevada ratepayers should not be asked to pay for the cost of a District Manager to live in a million-dollar home” “Staff also found expenditures associated with bartender costs, a golf course membership” “SWG Board of Director having a manicure and pedicure and billing ratepayers” “The Work Order for the purchase of the CEO office furniture is 0057W0004777 and the total amount is $120,449.71” “SWG Senior Executives incurring a dinner tab in excess of $4,700” “SWG should not have performed the remodel in its existing headquarters since a new Executive Board Room will be constructed at the new SWG headquarters building on Durango – and SWG’s ratepayers should not pay twice for Executive Board rooms.” Opportunity: Stop Inappropriate Expenses OVER MULTIPLE YEARS, NEVADA STAFF FOUND THAT SWX WAS TRYING TO PASS ON MANICURES, GOLF MEMBERSHIPS AND A MILLION-DOLLAR HOME TO CUSTOMERS…

Opportunity: Long-Term Cost Improvement Excludes Fuel Costs, Depreciation and Amortization and Taxes Other Than Income. SWX’S OPEX PER CUSTOMER IS FAR FROM INDUSTRY LEADERS. 2020 Total OPEX Per Customer(1)

Opportunity: Compensation For Performance (Not for Getting Bigger) NEO Compensation(1) Excludes “Change in Pension Value and Non-Qualified Deferred Compensation.” … AND MANAGEMENT HAS DECIDED TO PAY THEMSELVES MORE. COMPENSATION INCREASED 25% AND 27% IN 2019 AND 2020. CEO HESTER WAS PAID $6.5M IN 2020.

New Board Plan: Experienced Director Slate EXPERIENCED. QUALIFIED. DIVERSE. Ten new directors including former Chairs, CEOs, CFOs, EVPs, GMs, MDs, FERC and State Regulatory Commissioners At least three nominees are qualified to be an interim or permanent CEO The two IEP nominees already serve on another utility board Potential for all or majority of Board leadership roles to be held by diverse candidates

New Board Plan: Independent Directors EIGHT OF THE TEN DIRECTOR NOMINEES ARE INDEPENDENT OF IEP. No prior affiliation or overlapping Boards with IEP No compensation agreements with IEP All ten of the directors will be fiduciaries to SWX stockholders The new Board plan described herein has been discussed but will ultimately be determined by the elected directors

New Board Plan: Commitment to Safety THERE IS NO HIGHER PRIORITY THAN THE SAFETY OF OUR CUSTOMERS, OUR EMPLOYEES AND THE PUBLIC. Our directors would commit to maintaining existing safety practices (at a minimum) and would bring their combined expertise to ensure that SWG is doing all that it can to maintain the integrity of the distribution system and safety of employees Our directors would look to hire an independent firm to perform an audit of existing safety practices (paid for by SWX, not SWG) and make any suggested improvements Our directors would commit to best practices regarding reduction of fugitive methane emissions

New Board Plan: First 100 Days SWX Corporate Interim CEO selection (if needed) Evaluation and retention of existing senior management Add AZ director to Board Select Board leadership Four segment financials Segment EBITDA guidance, adj EPS (including addback of intangibles and adj. COLI income) No acquisitions Evaluate tender offer and poison pill Utility Services Pipeline Meet and listen to regulators & customers Establish operational improvement committee Evaluate every aspect of operations to bring performance to first quartile Hire auditors to examine and refund any past inappropriate expenses Interview minority candidates for all roles Evaluate utility managers to retain expertise and ensure no disruption Hire counsel for Driscopipe® 8000 recovery Retain existing management team Hire advisor to explore best path to unlock sum-of-the parts value (spin-off, IPO, sale, combination) Begin search process for new board members to augment growth profile Stabilize operations post acquisition Hire advisors to explore strategic fit. Likely sale/combination HIRE ADVISORS TO EXPLORE BEST PATHS TO UNLOCK VALUE AT SERVICES AND PIPELINE. NEW OVERSIGHT TO BEGIN TURNAROUND AT UTILITY.

New Board Plan: Long-Term Plan Utility Services Pipeline Install new leadership where appropriate Implement industry best practices Grow rate base and optimize cost structure to achieve peer level ROEs Develop collaborative relationship with regulators Benefit from ~2% customer growth and modern plastic pipeline system for energy transition Standalone entity for maximum growth and focus New Board of Directors Tuck-in M&A to expand into underpenetrated domestic markets Likely sale to party with synergies and scale SWX Corporate Paydown holdco debt Cash buffer for renewable natural gas and green hydrogen investments THREE ENTIRELY SEPARATE COMPANIES WITH OPTIMIZED BALANCE SHEETS TO MAXIMIZE GROWTH AND FOCUS.

New Board Plan: Improve the Balance Sheet IF SWX MONETIZED ITS SOON TO BE ACQUIRED PIPELINE UNIT AND ITS SERVICES UNIT (“CENTURI”), WE ESTIMATE IT COULD RETIRE ALL HOLDCO DEBT AND HAVE $1.1-$2.6 BILLION OF CASH TO FUTURE PROOF THE BUSINESS. Management’s plan includes completing the Questar Pipeline deal and adding $600 million of debt at the SWX holding company We believe our Director slate would likely explore a monetization of both Questar Pipelines and Centuri Assuming a sale of Questar at $1.6 billion and 20% IPO of Centuri, we believe SWX could repay any holdco debt, leaving $1.1 billion of excess cash to be used as a cushion to fund a combination of accelerated green investments and shareholder returns(1) Assuming a sale of Questar at $1.6 billion and 100% monetization of Centuri (after-taxes), we believe SWX could repay any holdco debt, leaving $2.6 billion of excess cash to be used as a cushion to fund a combination of accelerated green investments and shareholder returns(1) See Appendix for calculations.

New Board Plan: Utility Improvements Why did G&A increase 42% since Hester became CEO? With ~2% customer growth, why is OPEX per customer not declining? How does adding holdco leverage, declining credit ratings and non-core assets increase the investment capacity and flexibility at the utility? Is there a continuous improvement program with metrics and scorecards driven on a monthly basis to make sure that efficiencies are being achieved? Are they using GIS-enabled field dispatching to improve customer service and efficiencies? Have they explored cooperating with the local electric and water utilities to jointly conduct Locate Services? Does SWX ever make external leadership hires (or strictly internal promotions)? How did they spend $174M on an IT system? Have they conducted a thorough evaluation of capital required to add new customers including sufficient “contributions in aid of construction from developers?” Is the affiliate relationship with Centuri bringing appropriate value to utility customers? Considering past product defects (Driscopipe® 8000) is SWX still purchasing product from the legacy supplier and has SWX and/or customers received any compensation? FRESH EYES, INDUSTRY BEST PRACTICES AND CONTINUOUS IMPROVEMENT.

New Board Plan vs. Management Plan NEW DIRECTORS COULD UNLOCK THE VALUE INHERENT IN SWX’S HIGH POTENTIAL ASSET BASE. Management Plan New Board Plan Corporate Status Conglomerate Stand-alone entities Credit Ratings Downgrades Upgrades Areas for Investment Long-haul natural gas pipelines in new states Green hydrogen and renewable natural gas EPS Growth 5-8% > 8%(1) Clarity “we’ve been a little busy” Four segment with EBITDA, net income and adj net income with addbacks for amortization of intangibles and COLI income Accountability Increasing executive compensation Pay for performance Governance Adopt Poison pills Over-tenured directors New Board with significant operational experience See Appendix for calculations.

Value Creation Potential IF SHAREHOLDERS ACT, SIGNIFICANT SHARE PRICE APPRECIATION IS POSSIBLE. IF WE DO NOT, CONTINUED HIGH-RISK LOW-RETURN ACTIONS WILL INEVITABLY LEAD TO CALAMITY. See Appendix for supporting calculations

Appendix: IEP & FirstEnergy (“FE”) Case Study 02/18/21: FE announced that IEP was a shareholder 03/16/21: FE announced that two Icahn executives (the same two nominated at SWX) have joined the Board. There was no public dispute Since our involvement, FE sold a 20% stake in a business unit at record valuations, raised $1B of equity at a premium to market, signed a deferred prosecution agreement, agreed to $306M of customer refunds, received multiple credit rating upgrades, and increased capital spending. There have been no job reduction programs “[CEO] Strah said he has a good, productive and constructive relationship with two board members associated with Icahn” Akron Beacon Journal as of 12/6/21

Appendix: Selling Non-Utility Assets Improves Balance Sheet $1.6 billion of committed deal financing adjusted for $1 billion of future “equity and equity-linked” implies $600M of holdco debt financing as per SWX financing plan released on 10/5/21.

Appendix: LT EPS Growth Calcs LTM Utility EPS of $182M and 58.2M shares as per SWX 3Q21 10-Q filing. EPS growth from ROE Improvement and EPS growth from yet to be Approved CAPEX in subsequent slides. SWX provided guidance of 5-8% EPS growth in 2022 and 2023. However, we believe there is potential for growth to > 8% annually over next 3 years Improving profitability in the existing operations (cost control + improving regulatory relationships) could deliver $0.85 of EPS. Working with regulators to move already spent capital expenditure into rate base could deliver $0.45 of EPS

SWX’s regulated utility peers, Atmos Energy (NYSE: ATO), NiSource (NYSE:NI) and ONE Gas (NYSE: OGS) currently trade at an average multiple of 19.2x earnings per share. If SWX’s utility operations were valued at the same multiple that implies a $59 share price We also believe that SWX’s services business alone could be worth $37 per share considering its two most comparable peers, Quanta Services (NYSE: PWR) and MYR Group (NASDAQ: MYRG) trade at an average multiple of 11x their respective enterprise value to EBITDA ratio (referred to as EV/E). Applying this same multiple to SWX’s services EBITDA implies a value of $37 per share Appendix: Calculations for Potential SWX Share Price Upside

Appendix: Calculations for Potential SWX Share Price Upside We believe there is the potential for an additional $16 per share in increased profits and an additional $9 per share through increases in rate base SWX’s 2020 ROE adjusted for COLI income was 7.1% (7.5% unadjusted). $16 per share assumes that earnings increase to its regulatory allowed earnings of 9.4%. We believe this increase could be possible by implementing operational changes and improving relationships with regulators Refers to price to earnings ratio of comparable peers Refers to the Customer-owned Yard Line (“COYL”) program, Vintage Steel Pipe (“VSP”) program and Customer Data Modernization Initiative (“CDMI”) “Missing Capital” refers to capital expenditures where the funds have already been spent by SWX but the regulators have not approved including the capital expenditures in the Company’s rate base. For details on Missing Capital see subsequent page As disclosed by SWX, regulators have approved an average equity ratio of ~50%. SWX is allowed to earn its allowed ROE on its Equity Base

Appendix: Calculations for Potential SWX Share Price Upside Details as to “Yet to be Approved CAPEX” or “Missing Capital” are below Capital expenditures must be approved by regulators to be included in SWX’s utility rate base

Additional Information; Participants in the Solicitation Additional Information and Where to Find It; Participants in the Solicitation and Notice to Investors  SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS, INC. (“SOUTHWEST GAS”, “SWX” or the “COMPANY”) FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF SOUTHWEST GAS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF SOUTHWEST GAS AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 14A FILED BY CARL C. ICAHN AND HIS AFFILIATES WITH THE SEC ON DECEMBER 15, 2021. EXCEPT AS OTHERWISE DISCLOSED IN THE SCHEDULE 14A, THE PARTICIPANTS HAVE NO INTEREST IN SOUTHWEST GAS.  THE SOLICITATION DISCUSSED HEREIN RELATES TO THE SOLICITATION OF PROXIES FOR USE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS.  THIS COMMUNICATION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT A RECOMMENDATION, AN OFFER TO PURCHASE OR A SOLICITATION OF AN OFFER TO SELL SHARES. IEP UTILITY HOLDINGS LLC, AN AFFILIATE OF ICAHN ENTERPRISES, FILED A TENDER OFFER STATEMENT AND RELATED EXHIBITS WITH THE SEC ON OCTOBER 27, 2021. SOUTHWEST GAS FILED A SOLICITATION/ RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER WITH THE SEC ON NOVEMBER 9, 2021. STOCKHOLDERS OF SOUTHWEST GAS ARE STRONGLY ADVISED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE RELATED EXHIBITS) AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS THEY MAY BE AMENDED FROM TIME TO TIME, BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. THE TENDER OFFER STATEMENT (INCLUDING THE RELATED EXHIBITS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE TENDER OFFER STATEMENT AND OTHER DOCUMENTS THAT ARE FILED BY IEP UTLITY HOLDINGS LLC WITH THE SEC WILL BE MADE AVAILABLE TO ALL STOCKHOLDERS OF SOUTHWEST GAS FREE OF CHARGE UPON REQUEST TO THE INFORMATION AGENT FOR THE TENDER OFFER. THE INFORMATION AGENT FOR THE TENDER OFFER IS HARKINS KOVLER, LLC, 3 COLUMBUS CIRCLE, 15TH FLOOR, NEW YORK, NY 10019, TOLL-FREE TELEPHONE: +1 (800) 326-5997, EMAIL: SWX@HARKINSKOVLER.COM.

Forward-Looking Statements; Special Note Regarding Presentation Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology. Important factors that could cause actual results to differ materially from the expectations set forth in this presentation include, among other things, the factors identified in the public filings of Southwest Gas. Such forward-looking statements should therefore be construed in light of such factors, and we are under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Special Note Regarding this Presentation THIS PRESENTATION CONTAINS OUR CURRENT VIEWS ON THE VALUE OF SOUTHWEST GAS SECURITIES AND CERTAIN ACTIONS THAT SOUTHWEST GAS’ BOARD MAY TAKE TO ENHANCE THE VALUE OF ITS SECURITIES. OUR VIEWS ARE BASED ON OUR OWN ANALYSIS OF PUBLICLY AVAILABLE INFORMATION AND ASSUMPTIONS WE BELIEVE TO BE REASONABLE. THERE CAN BE NO ASSURANCE THAT THE INFORMATION WE CONSIDERED AND ANALYZED IS ACCURATE OR COMPLETE. SIMILARLY, THERE CAN BE NO ASSURANCE THAT OUR ASSUMPTIONS ARE CORRECT. SOUTHWEST GAS’ PERFORMANCE AND RESULTS MAY DIFFER MATERIALLY FROM OUR ASSUMPTIONS AND ANALYSIS. WE HAVE NOT SOUGHT, NOR HAVE WE RECEIVED, PERMISSION FROM ANY THIRD-PARTY TO INCLUDE THEIR INFORMATION IN THIS PRESENTATION. ANY SUCH INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN. OUR VIEWS AND OUR HOLDINGS COULD CHANGE AT ANY TIME. WE MAY SELL ANY OR ALL OF OUR HOLDINGS OR INCREASE OUR HOLDINGS BY PURCHASING ADDITIONAL SECURITIES. WE MAY TAKE ANY OF THESE OR OTHER ACTIONS REGARDING SOUTHWEST GAS WITHOUT UPDATING THIS PRESENTATION OR PROVIDING ANY NOTICE WHATSOEVER OF ANY SUCH CHANGES (EXCEPT AS OTHERWISE REQUIRED BY LAW).

Exhibit 2

Introduction SOUTHWEST GAS (“SWX”) IS IN A PUBLIC DISPUTE WITH ICAHN ENTERPRISES L.P. (“IEP”). THIS PRESENTATION DISCUSSES THE IMPACT TO CUSTOMERS. Situation Overview The “Status Quo” and “Why this Matters to Customers” Poor management + bad decisions = higher costs over the long term for customers IEP Believes its Board of Director Slate Can Fix the Mess New oversight + good decisions = lower costs over the long term for customers Why is IEP Doing This? We believe we can increase the value of our investment by improving the board and management of SWX, which should result in better decision making and greater alignment of investor interests with those of SWX’s customers

Situation Overview IEP HAS LAUNCHED A PROXY CONTEST TO REPLACE SWX’S BOARD. IEP HAS ALSO LAUNCHED A TENDER OFFER TO BUY ANY AND ALL SHARES. Southwest Gas Corp. (“SWG”) is a subsidiary of Southwest Gas Holdings, Inc. (“SWX”) Icahn Enterprises L.P. (“IEP”) is a diversified holding company that is ~90% owned by Carl C. Icahn with seven primary segments: Investment, Energy, Automotive, Food Packaging, Real Estate, Home Fashion and Pharma (Metals segment divestiture pending) In October 2021, SWX announced its intent to acquire Questar Pipelines for ~$2 billion in a deal structured specifically to avoid shareholder approval As a result of this deal, prior debt-heavy acquisitions, and poor operational results, IEP reached out to management to voice its concerns IEP attempted to negotiate with SWX but so far has not received a satisfactory response IEP has since launched multiple public proposals. The two most important proposals include: Proxy Contest to replace SWX’s current Board of Directors Tender Offer to buy any and all shares of SWX’s common stock

What is a Proxy Contest? What is a Tender Offer? IEP IS PURSUING A PROXY CONTEST AND A TENDER OFFER. WE ARE LOOKING TO INFORM AND RECEIVE INPUT FROM THE STATES AS TO PATH FORWARD. Proxy Contest IEP has nominated ten candidates for election as directors to the Board of Directors of SWX, who, if elected, would replace the incumbent directors. Eight of the ten are completely independent of IEP SWX shareholders will vote on IEP’s slate of Directors at the 2022 annual meeting (anticipated to occur in May). Some, all or none of IEP’s directors may be elected Tender Offer IEP has launched a tender offer to purchase any and all shares of SWX’s common stock that are tendered into the offer. Depending on the outcome of that tender, IEP’s stake in SWX may increase materially. IEP currently owns a 4.8% voting stake Arizona, California and Nevada have guidelines as to when a utility commission would need to approve a transaction. We believe the lowest threshold is in Nevada, where a review is triggered by ownership of 25% or more The two proposals are independent of each other. For example, some or all of IEP’s slate of Directors could be elected to the Board and the Tender Offer could still be pending

Why Does This Matter to Arizona, California and Nevada? POOR MANAGEMENT AND BAD DECISIONS INCREASE COSTS FOR CUSTOMERS. SWG’s general and administrative expenses increased 42% under current CEO Hester’s watch. These expenses include million-dollar homes, manicures and golf memberships. Executive compensation also increased by 25% in 2019 and 27% in 2020 If general and administrative expenses can be cut by $10 million that could lower rates by $4.66 per customer per year SWX management takes on debt to buy expensive non-utility assets rather than focusing on fixing its core operations. As SWX adds debt, credit ratings decline and the cost of capital increases, including the Summer 2021 downgrade arising from the $855 million Riggs Distler deal, which was financed entirely with debt We estimate that if SWX’s credit ratings improve back to A-, the rating prior to 2021 downgrade, customers could save an average of $3.98 per year over the next 10 years (this benefit should build over-time from under $2 in 2022 to over $8 by 2030!) Note: General and administrative expense savings = $10M / current customers. See Appendix for interest saving calculations. Pre-tax basis.

GENERAL AND ADMINISTRATIVE EXEPENSES HAVE GROWN 42% SINCE HESTER BECAME CEO. THIS SEEMS HIGH! SOME IS LIKELY LEGITIMATE BUT... Status Quo: General and Administrative Costs Are Too High Utility General & Administrative Expenses Hester’s Added Cost

Source: State of Nevada Public Utilities Commission filings (2018-2020). “Staff believes SWG needs to change its culture to be a better steward of ratepayer money, which begins by holding SWG’s Senior Executives accountable for the including of such invoices, costs and expenditures without thorough and proper vetting.” “Nevada ratepayers should not be asked to pay for the cost of a District Manager to live in a million-dollar home” “Staff also found expenditures associated with bartender costs, a golf course membership” “SWG Board of Director having a manicure and pedicure and billing ratepayers” “The Work Order for the purchase of the CEO office furniture is 0057W0004777 and the total amount is $120,449.71” “SWG Senior Executives incurring a dinner tab in excess of $4,700” “SWG should not have performed the remodel in its existing headquarters since a new Executive Board Room will be constructed at the new SWG headquarters building on Durango – and SWG’s ratepayers should not pay twice for Executive Board rooms.” Status Quo: Inappropriate Expenses OVER MULTIPLE YEARS, NEVADA STAFF FOUND THAT SWX WAS TRYING TO PASS ON MANICURES, GOLF MEMBERSHIPS AND MILLION-DOLLAR HOMES TO CUSTOMERS…

Status Quo: Management Compensation is Increasing Rapidly NEO Compensation(1) Excludes “Change in Pension Value and Non-Qualified Deferred Compensation.” … AND MANAGEMENT HAS DECIDED TO PAY THEMSELVES MORE. COMPENSATION INCREASED 25% AND 27% IN 2019 AND 2020. CEO HESTER WAS PAID $6.5M IN 2020.

Status Quo: Credit Rating Downgrades INCREASING GENERAL AND ADMINISTRATIVE EXPENSES IS NOT THE ONLY PROBLEM. DEBT-HEAVY ACQUISITIONS IN NON-REGULATED INDUSTRIES HAVE LED TO CREDIT RATING DOWNGRADES. CREDIT DOWNGRADES => HIGHER INTEREST => HIGHER CUSTOMER BILLS. Note: Emphasis added.

Status Quo: Questar Pipelines Deal THE QUESTAR DEAL MADE NO SENSE FOR SHAREHOLDERS AND CUSTOMERS. IT ADDS DEBT, RISK AND DISTRACTION. INSTEAD, SWX SHOULD BE PREPARING FOR ENERGY TRANSITION. How does buying a natural gas pipeline from S.W. Wyoming and W. Colorado to Utah benefit the customers of Arizona, California and Nevada? Do the customers of Arizona, California and Nevada want a utility that is doubling-down on fossil fuels or preparing for the future? How does adding $600 million of holding company debt(1) improve the ability to invest in renewable natural gas and green hydrogen? What if SWX management decides to use even more debt? How does adding complexity and business risk improve the credit profile of SWG? $1.6 billion of committed deal financing adjusted for $1 billion of future “equity and equity-linked” implies $600M of holdco debt financing as per SWX financing plan released on 10/5/21.

Status Quo: Current SWX Board Has Minimal Utility Experience SWX’S BOARD IS TRYING TO COVER UP ITS INABILITY TO HOLD MANAGEMENT ACCOUNTABLE BY MAKING MODEST CHANGES. THIS IS NOT ENOUGH.

Our Plan: Experienced & Independent Director Slate EXPERIENCED. QUALIFIED. DIVERSE. INDEPENDENT. Ten new directors including former Chairs, CEOs, CFOs, EVPs, GMs, MDs, FERC and State Regulatory Commissioners Eight of the ten directors are independent of IEP. No prior affiliation or overlapping Boards. No compensation agreements with IEP There are at least three nominees who are qualified to be an interim or permanent CEO The two IEP nominees already serve on another utility board

Our Plan: Commitment to Safety THERE IS NO HIGHER PRIORITY THAN THE SAFETY OF OUR CUSTOMERS, OUR EMPLOYEES AND THE PUBLIC. Our directors would commit to maintaining existing safety practices (at a minimum) and would bring their combined expertise to ensure that SWG is doing all that it can to maintain the integrity of the distribution system and safety of employees and customers Our directors would look to hire an independent firm to perform an audit of existing safety practices (paid for by the holding company, not SWG) and make any suggested improvements Our directors would commit to following best practices regarding reduction of fugitive methane emissions In addition to pursuing best practices, we would likely look to aggressively pursue those suppliers whose products and services need to be replaced, including the Driscopipe® 8000. Customers should not endure the entire burden for the mistakes of a supplier

Our Plan: Likely Steps SIMPLIFY THE BUSINESS STRUCTURE. OPTIMIZE THE REGULATED UTILITY. We believe our directors will: Act as real fiduciaries to all stakeholders with respect to holding this (or new) management accountable for performance Evaluate IEP’s tender offer and, assuming they determine the offer to be fair, remove the poison pill so that shareholders can decide for themselves whether to accept the offer Look to separate the services division, Questar pipeline and gas LDC Create a rock-solid balance sheet to prepare for RNG and green hydrogen investments Bring fresh eyes to lower SWX’s utility cost structure reducing pressure on customers Re-establish regulatory trust by working collaboratively on shared goals, ending the expensive game of hide-and-seek with expenses Hire counsel who is willing to seek recovery for NV and AZ ratepayers for faulty Driscopipe® 8000 replacement costs Hire and promote best-in-class management Look to add a new director to the Board of Directors from Arizona to enhance alignment with regulator and customer interests

Our Plan: Improve the Balance Sheet IF SWX MONETIZED ITS SOON TO BE ACQUIRED PIPELINE UNIT AND ITS SERVICES UNIT (“CENTURI”), WE ESTIMATE IT COULD RETIRE ALL HOLDCO DEBT AND HAVE $1.1-$2.6 BILLION OF CASH TO FUTURE-PROOF THE BUSINESS. Management’s plan includes completing the Questar deal and adding $600 million of debt at the SWX holding company We believe our Director slate would likely explore a monetization of both Questar Pipelines and Centuri Assuming a sale of Questar at $1.6 billion and 20% IPO of Centuri, we believe SWX could repay any holdco debt, leaving $1.1 billion of excess cash to be used as a cushion to fund a combination of accelerated green investments and shareholder returns(1) Assuming a sale of Questar at $1.6 billion and 100% monetization of Centuri (after-taxes), we believe SWX could repay any holdco debt, leaving $2.6 billion of excess cash to be used as a cushion to fund a combination of accelerated green investments and shareholder returns(1) See Appendix for calculations.

Our Plan: Affiliate Transactions No Longer A Worry ASSET SALES WOULD BETTER INSULATE THE BALANCE SHEET, AND WOULD ALSO REMOVE ANY CHANCE THAT CUSTOMERS ARE BEING OVER-CHARGED BY SWX’S SERVICE DIVISION. Centuri provides pipeline maintenance and other modernization services to SWG and other utilities across the country Centuri completed $135 million of work for SWG in 2020 Even if Centuri follows established principles of separation and open bidding, how do we know that competitors are actively bidding? What percentage of work is bid out to competition and what percentage is awarded to Centuri? What percentage is won by third parties? It is not hard to see a scenario where competitors may not try as hard when SWG issues an RFP, given SWX’s management compensation incentives SWG should be engaging the best service provider for the job – which may not be Centuri – and should pass on any savings to its customers

Our Plan: Customer Savings WE ESTIMATE THAT OUR SLATE COULD DELIVER CUSTOMER SAVINGS OF AT LEAST $9 PER YEAR OVER THE NEXT 10 YEARS WITH THE POTENTIAL FOR MUCH MORE. Simplifying the balance sheet through asset sales would leave residual cash to restore the balance sheet back to its prior credit rating of A-, which could save ~$4 per year per customer Reducing general and administrative expenses by $10M which could save ~$5 per year per customer If new oversight results in a 2% improvement in the remaining OPEX of ~$270 million per year, that could result in ~$2.50 of savings per year per customer If new oversight results in a 5% improvement in capital efficiency, that could result in ~$1 of savings per year per customer See Appendix for “remaining opex” and “capital efficiency” back-up.

Our Plan: Customer Service WE BELIEVE SWX’S ALREADY HIGH CUSTOMER SERVICE SCORES COULD GO EVEN HIGHER. Currently, SWG’s JD Power Customer Service scores are high vs. industry standards We are committed to maintaining and improving SWG’s already high performing customer service scores As SWG’s cost structure moves lower, and as an enhanced balance sheet enables additional green investments in renewable natural gas and green hydrogen customer service, SWG’s customer service scores should go even higher

Our Plan: AZ Representation UPON WINNING, OUR NOMINEES WOULD LOOK TO ADD A BOARD MEMBER FROM ARIZONA. MR. ADAME IS ONE PARTICULARLY STRONG CANDIDATE. David Adame serves as President and CEO of Chicanos Por La Causa (“CPLC”), one of the nation’s largest community development corporations CPLC operates in Arizona, California, Nevada, New Mexico, Texas and Mexico Mr. Adame began his career at CPLC and left to work in the private sector at JPMorgan Chase & Co., Fannie Mae’s Arizona Partnership Office, McCormack Baron & Salazar and the Phoenix office of the Local Initiatives Support Coalition. Upon his return to CPLC, Mr. Adame served as COO and CFO Mr. Adame currently serves on the Board of Directors of Grand Canyon Education (ticker: LOPE). He also serves and has served on numerous private and non-profit boards including the Arizona-Mexico Commission, Arizona Housing Commission, AARP Foundation, Community Reinvestment Fund USA, Greater Phoenix Economic Council and Federal Home Loan Bank of San Francisco Mr. Adame has received honorary PhD’s from the University of Arizona and Mexico’s National University

Why is IEP Doing This? ECONOMICALLY INCENTIVIZED AND ALIGNED. IEP believes that SWX’s share price is very undervalued. We believe SWX’s share price could increase if SWX simplifies its business into a strictly state-regulated natural gas LDC As a standalone entity, SWX management will not be distracted by ancillary business lines, and could optimize the utility, resulting in lowest possible costs and maximum alignment with regulators and customers IEP believes a utility should be run working hand-in-hand with regulators and customers to deploy both operating and capital expenditures at the appropriate pace (could be slower or faster). No expense should be a surprise. All projects should be justifiable. Customers money and rates should be treated with the utmost care

Appendix: IEP Overview Icahn Enterprises L.P., a master limited partnership (NASDAQ: IEP), is a diversified holding company engaged in seven primary business segments: Investment, Energy, Automotive, Food Packaging, Real Estate, Home Fashion and Pharma (Metals segment divestiture pending) Legendary investor Carl C. Icahn owns approximately 90% of IEP   As a leading activist shareholder, Mr. Icahn believes his efforts have unlocked literally hundreds of billions of dollars of shareholder and bondholder value by guiding boards and CEOs to take the mostly obvious steps necessary to greatly increase the value of their companies and have improved the competitiveness of American companies Our strong preference in all of our activist campaigns is to try to work in a friendly, cooperative manner with the leadership of the companies in which we invest and more often than not we have been successful in avoiding the expense and distraction that conflict brings   However, we sometimes do encounter decision-making, such as that which is occurring now at SWX, that is irrational and not in the best interests of shareholders and are thus forced to take action to protect the value of our investments

Appendix: IEP Overview (Cont.) Mr. Icahn began his career on Wall Street in 1961 and has become one of the most influential investors in America. He has taken substantial or controlling positions in many companies, including: RJR Nabisco, TWA, Texaco, Phillips Petroleum, Viacom, Marvel, Revlon, Imclone, Federal Mogul, CVR Energy, XO Communications, Netflix, Forest Laboratories, Apple, Herbalife, eBay/PayPal, Tropicana Entertainment, Caesars, Cheniere Energy, Cloudera, Hain Celestial, BEA Systems, Genzyme, Navistar and Time Warner Mr. Icahn's investment approach relies on his independent and contrarian views. He focuses on undervalued companies which are frequently poorly managed. By committing long-term capital, and active investment influence, Mr. Icahn provides the patience and vision often unavailable as companies seek to restructure and realize value enhancement In 2000, IEP began to expand its business beyond traditional real estate activities, and to fully embrace the activist strategy. On January 1, 2000, the closing sale price of IEP depositary units was $7.625 per depositary unit. On November 1, 2021, IEP depositary units closed at $57.56 per depositary unit — a 2,050% increase since January 1, 2000, which translates to an annualized return of ~15% (including reinvestment of distributions into additional depositary units and taking into account in-kind distributions of depositary units). Comparatively, the S&P 500, Dow Jones Industrial, and Berkshire Hathaway Inc. Class A shares increased approximately 377%, 423%, and 668%, respectively, over the same period, which translates to an annualized return of approximately 7%, 8%, and 10%, respectively

Appendix: FirstEnergy (“FE”) Case Study 02/18/21: FE announced that IEP was a shareholder 03/16/21: FE announced that two Icahn executives (the same two nominated at SWX) had joined the Board. There was no public dispute Since our involvement, FE sold a 20% stake in a business unit at record valuations, raised $1B of equity at a premium to market, signed a deferred prosecution agreement, agreed to $306M of customer refunds, received multiple credit rating upgrades, and increased capital spending. There have been no job reduction programs

Appendix: Proxy and Tender Offer Timeline Proxy Contest: IEP has provided official notice to SWX management regarding the IEP director slate Election to be held at SWX’s 2022 Annual Meeting, which is expected to occur in May, with elected Board sitting shortly thereafter Tender Offer: Current Tender Offer expires on December 27, 2021 Tender may be extended from time-to-time, as necessary or appropriate, to allow for conditions to be satisfied Key condition is state regulatory approval Two other significant conditions (removal of poison pill, waiver regarding the applicability of Article 7(A) of the SWX’s Certificate of Incorporation) are entirely within the control of the incumbent Board of Directors Assuming that the incumbent Board will not remove the poison pill or make Article 7(A) inapplicable to the offer, IEP is hopeful that the newly elected directors would objectively and fairly evaluate options to remove all-SWX imposed impediments to the offer

Appendix: Selling Non-Utility Assets Improves Balance Sheet $1.6 billion of committed deal financing adjusted for $1 billion of future “equity and equity-linked” implies $600M of holdco debt financing as per SWX financing plan released on 10/5/21.

Appendix: Interest Savings Calculation Pre-tax basis. Increase in debt in 2021 and beyond is equal to average of 2018-2020 increase.

Appendix: Remaining OPEX and Capital Efficiency Savings Pre-tax basis.

Additional Information; Participants in the Solicitation Additional Information and Where to Find It; Participants in the Solicitation and Notice to Investors  SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS, INC. (“SOUTHWEST GAS”, “SWX” or the “COMPANY”) FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF SOUTHWEST GAS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF SOUTHWEST GAS AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 14A FILED BY CARL C. ICAHN AND HIS AFFILIATES WITH THE SEC ON DECEMBER 15, 2021. EXCEPT AS OTHERWISE DISCLOSED IN THE SCHEDULE 14A, THE PARTICIPANTS HAVE NO INTEREST IN SOUTHWEST GAS.  THE SOLICITATION DISCUSSED HEREIN RELATES TO THE SOLICITATION OF PROXIES FOR USE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS.  THIS COMMUNICATION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT A RECOMMENDATION, AN OFFER TO PURCHASE OR A SOLICITATION OF AN OFFER TO SELL SHARES. IEP UTILITY HOLDINGS LLC, AN AFFILIATE OF ICAHN ENTERPRISES, FILED A TENDER OFFER STATEMENT AND RELATED EXHIBITS WITH THE SEC ON OCTOBER 27, 2021. SOUTHWEST GAS FILED A SOLICITATION/ RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER WITH THE SEC ON NOVEMBER 9, 2021. STOCKHOLDERS OF SOUTHWEST GAS ARE STRONGLY ADVISED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE RELATED EXHIBITS) AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS THEY MAY BE AMENDED FROM TIME TO TIME, BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. THE TENDER OFFER STATEMENT (INCLUDING THE RELATED EXHIBITS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE TENDER OFFER STATEMENT AND OTHER DOCUMENTS THAT ARE FILED BY IEP UTLITY HOLDINGS LLC WITH THE SEC WILL BE MADE AVAILABLE TO ALL STOCKHOLDERS OF SOUTHWEST GAS FREE OF CHARGE UPON REQUEST TO THE INFORMATION AGENT FOR THE TENDER OFFER. THE INFORMATION AGENT FOR THE TENDER OFFER IS HARKINS KOVLER, LLC, 3 COLUMBUS CIRCLE, 15TH FLOOR, NEW YORK, NY 10019, TOLL-FREE TELEPHONE: +1 (800) 326-5997, EMAIL: SWX@HARKINSKOVLER.COM.

Forward-Looking Statements; Special Note Regarding Presentation Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology. Important factors that could cause actual results to differ materially from the expectations set forth in this presentation include, among other things, the factors identified in the public filings of Southwest Gas. Such forward-looking statements should therefore be construed in light of such factors, and we are under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Special Note Regarding this Presentation THIS PRESENTATION CONTAINS OUR CURRENT VIEWS ON THE VALUE OF SOUTHWEST GAS SECURITIES AND CERTAIN ACTIONS THAT SOUTHWEST GAS’ BOARD MAY TAKE TO ENHANCE THE VALUE OF ITS SECURITIES. OUR VIEWS ARE BASED ON OUR OWN ANALYSIS OF PUBLICLY AVAILABLE INFORMATION AND ASSUMPTIONS WE BELIEVE TO BE REASONABLE. THERE CAN BE NO ASSURANCE THAT THE INFORMATION WE CONSIDERED AND ANALYZED IS ACCURATE OR COMPLETE. SIMILARLY, THERE CAN BE NO ASSURANCE THAT OUR ASSUMPTIONS ARE CORRECT. SOUTHWEST GAS’ PERFORMANCE AND RESULTS MAY DIFFER MATERIALLY FROM OUR ASSUMPTIONS AND ANALYSIS. WE HAVE NOT SOUGHT, NOR HAVE WE RECEIVED, PERMISSION FROM ANY THIRD-PARTY TO INCLUDE THEIR INFORMATION IN THIS PRESENTATION. ANY SUCH INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN. OUR VIEWS AND OUR HOLDINGS COULD CHANGE AT ANY TIME. WE MAY SELL ANY OR ALL OF OUR HOLDINGS OR INCREASE OUR HOLDINGS BY PURCHASING ADDITIONAL SECURITIES. WE MAY TAKE ANY OF THESE OR OTHER ACTIONS REGARDING SOUTHWEST GAS WITHOUT UPDATING THIS PRESENTATION OR PROVIDING ANY NOTICE WHATSOEVER OF ANY SUCH CHANGES (EXCEPT AS OTHERWISE REQUIRED BY LAW).